United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2015

UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

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Registrant’s telephone number, including area code: (804) 633-5031

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the current report on Form 8-K of Union Bankshares Corporation (the “Company”) filed with the Securities and Exchange Commission on April 22, 2015 (the “Original Filing”) reporting, among other things, the resignation of Ronald L. Hicks from the Board of Directors of the Company and the results of voting of the Company’s shareholders for Class I directors at the annual meeting of shareholders on April 21, 2015. This Amendment No. 1 is being filed to provide additional information regarding Mr. Hicks’ resignation from the position of Vice Chairman of the Board of Directors and the appointment of director Ronald L. Tillett as Vice Chairman of the Board of Directors, and to correct a typographical error in the voting results reported under Proposal 1 for Keith L. Wampler, nominee for Class I director. Except as expressly stated herein and below, this Amendment No. 1 does not amend or update any other information contained in the Original Filing, which remains unchanged. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following text is added immediately following the end of the first and only paragraph under Item 5.02 of the Original Filing:

At his request, effective April 21, 2015, Mr. Hicks will no longer serve as Vice Chairman of the Board; however, Mr. Hicks will continue to serve as a director of the Company until his resignation date of June 30, 2015. Effective April 21, 2015, the Board of Directors elected director Ronald L. Tillett to serve as Vice Chairman of the Board. Mr. Tillett joined the Board of Directors in 2003.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The results of voting by the Company’s shareholders reported under Proposal 1 for Keith L. Wampler, nominee for Class I director, were reported incorrectly on the Original Filing as a result of typographical error. The correct vote result for Mr. Wampler, as reported by the Company’s independent inspectors of election, was as follows, and the Original Filing is amended accordingly:

	Votes For	Votes Withheld	Broker Non-votes	Uncast
Keith L. Wampler	30,866,778	363,293	6,212,368	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES CORPORATION

Date: April 24, 2015	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer